SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  FORM 8-K/A-2



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 23, 2002


                     SECURITY NATIONAL FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in this Charter)



     Utah                      0-9341                      87-0345941
------------------      ----------------------         ----------------
(State or other         Commission File Number          (IRS Employer
jurisdiction of incorporation)                         Identification No.)



           5300 South 360 West, Salt Lake City, Utah 84123
         -------------------------------------------------
         (Address of principal executive offices)(Zip Code)



Registrant's Telephone Number, Including Area Code: (801) 264-1060
                                                     --------------




                                 Does Not Apply
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

    ITEM 2.  Asset Purchase Transaction with Acadian Life Insurance Company

     On December 23, 2002, Security National Financial Corporation, a Utah corporation (the "Company") completed an asset purchase transaction with Acadian Life Insurance Company, a Louisiana domiciled life insurance company ("Acadian"), in which it acquired from Acadian $75,000,000 in assets and $75,000,000 in insurance reserves through its wholly owned subsidiary, Security National Life Insurance Company, a Utah domiciled life insurance company ("Security National Life"). The acquired assets consist primarily of funeral insurance policies in force from over 275,000 policyholders in the state of Mississippi. The assets were originally acquired by Acadian from Gulf National Life Insurance Company ("GNLIC") on June 6, 2001, consisting of all of GNLIC's insurance policies in force and in effect on June 1, 2001 ("the GNLIC Reinsured Business").

     As part of the transaction, Security National Life entered into a Coinsurance Agreement with Acadian, in which Security National Life agreed to reinsure all the liabilities related to the policies held by the Mississippi policyholders, including the payment of all legal liabilities, obligations, claims and commissions of the acquired policies. The effective date of the Coinsurance Agreement was September 30, 2002, at 11:59:59 p.m. (Central Daylight
Time) subsequent to Acadian's recapture of the insurance in force from Scottish Re (U.S.) Inc. on September 30, 2002, at 11:59 p.m. (Central Daylight Time).

     Under the terms of the Coinsurance Agreement, Security National Life agreed to assume all of the risks (including deaths, surrenders, disability, accidental deaths and dismemberment) on the reinsurance policies as of the effective date of the Agreement. Acadian represented and warranted that each of the reinsured policies was in force as of the effective date (including policies which may be lapsed subject to the right of reinstatement, policies not lapsed but in arrears, and policies in force and in effect as paid up and extended term policies) with premiums paid and its face amount, insured, and all other characteristics accurately reflected. Security National Life accepted liability for all the risks under the reinsured policies on eligible lives for all benefits occurring on or after the effective date of the agreement. The liability of Security National Life began as of September 30, 2002.

     The Coinsurance Agreement also provides that Security National Life reserves the right to assume all right, title and interest to the reinsured policies, as well as other similar policies written by Acadian under similar terms and conditions in the state of Mississippi from September 30, 2002, through termination of the Coinsurance Agreement, with an assumption agreement, at any time but in any event not later than nine months subsequent to December 16, 2002, subject to all regulatory approvals as required by law. In the event Acadian shall come under any supervision by a state regulator or in the event Acadian shall apply for or consent in the appointment of, or the taking of possession by, a receiver, custodian, regulator, trustee or liquidator of itself or of all or a substantial part of its assets, make a general assignment for the benefit of its creditors, commence a voluntary case under the Federal Bankruptcy Code, file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization or winding up, Security National Life and Acadian shall be deemed to have converted the Coinsurance Agreement to an assumption agreement one day prior to such insolvency or other actions and Security National Life shall be deemed to have assumed the reinsurance policies as of one day prior to the date thereof.

     The Coinsurance Agreement further provides that Acadian is required to pay Security National Life an initial coinsurance premium in cash or assets acceptable to Security National Life in an amount equal to the full coinsurance reserves, including the Incurred But Not Reported (IBNR) reserve as of the effective date. The ceding commission to be paid by Security National Life to Acadian for the reinsured policies is to be the recapture amount to be paid by Acadian to Scottish Re (U.S.), Inc., which is $10,254,083 pursuant to the Automatic Coinsurance Agreement dated June 1, 2001, between Acadian and Scottish Re (U.S.), Inc. The coinsurance premiums payable by Acadian to Security National Life are to be equal to all of the premiums collected by Acadian on the reinsurance policies subsequent to December 31, 2002.

     Security National Life also entered into an Assumption Agreement effective January 1, 2003, with Acadian, in which Security National Life agreed to assume all of the liabilities related to the reinsurance policies. Under the terms of the Assumption Agreement, Acadian agreed to cede to Security National Life, and Security National Life agreed to assume, reinsure and guaranty all of the insurance risks and contractual obligations of Acadian relating to the GNLIC Reinsured Business, including the reinsured policies. Security National Life agreed to pay all legal liabilities and obligations, including claims and commissions, of Acadian with respect to the GNLIC Reinsured Business arising on or after January 1, 2003, in accordance with the terms and conditions of the reinsured policies. In addition, Security National Life agreed to assume and carry out the obligations of Acadian contained in the reinsured policies.

     The Assumption Agreement also requires Security National Life to issue a certificate of assumption for each policy in force included in the GNLIC Reinsured Business, reinsuring such policies according to the terms thereof, provided that Security National Life may be subrogated to and substituted for all rights, privileges and interests accruing under such policies, and provided further that all obligations and liabilities assumed by Security National Life are assumed subject to the terms, limitations and conditions of the insurance policies included in the GNLIC Reinsured Business and all defenses, counterclaims and off-sets that are or might thereafter become available to Security National Life.

     Under the Assumption Agreement Security National Life agreed to assume only those insurance risks in contractual obligations included within the GNLIC Reinsured Business of Acadian. Security National Life did not agree to assume any extra contractual or other liability or obligations of Acadian. In addition, Security National Life did not agree to assume any policy issued to an insured whose death occurred prior to January 1, 2003, and for which a death claim had been received by Acadian prior to that date. However, Security National Life did agree to assume any valid claim of an insured whose death occurred prior to January 1, 2003, and for which a death claim was not received by Acadian prior to that date.

     The Assumption Agreement also provides that as of January 1, 2003, Acadian agreed to transfer and assign to Security National Life all of its right, title and interest in the reinsured policies, including policies which may be lapsed subject to the right of reinstatement and policies in force and in effect as paid up and extended term policies. Acadian agreed to turn over to Security National Life, as of January 1, 2003, all policy owner service, underwriting and other files on hand that may be needed by Security National Life in the continuation of the GNLIC Reinsured Business, and Acadian further agreed to turn over all such records and record books as may be necessary for carrying on the GNLIC Reinsured Business, including all such permanent records of Acadian necessary for Security National Life to continue in force in effect the reinsured policies.

     On December 23, 2002, Security National Life also entered into an Asset Purchase Agreement with Acadian, in which Acadian agreed to transfer and convey to Security National Life, and Security National Life agreed to purchase from Acadian, all of Acadian's right, title and interest in and to the certain assets of Acadian. The assets included the following: (i) computer hardware; (ii) licensed software from International Business Machines, Inc. ("IBM") for certain software utilized in the maintenance of Acadian's general ledger accounting records, for use on Acadian's AS400 computer; (iii) owned software developed by employees or contractors of Acadian or Gulf National Life Insurance Company and utilized by Acadian in accounting for premiums received, reserve computations, and for other purposes; (iv) certain furniture and equipment; (v) the use of the name 'Gulf National Life Insurance Company' alone or as part of any other tradename, as well as the logo "GNL"; (vi) the sublease of certain real property located at 6522 Dogwood View Parkway in Jackson, Mississippi; and
(vii) the assignment and assumption of certain agreements and arrangements. Following the closing of the asset purchase transaction with Acadian, Security National Life intends to continue to operate the business it acquired from Acadian in the state of Mississippi.

    ITEM 7.  Financial Statements

(a) The following financial statements of Gulf National Life Insurance Company are included herein:

     Independent Auditor's Report

     Balance Sheets as of December 31, 2001 and 2000

     Statements of Operations  for the years ended  December 31, 2001,  2000 and
     1999

     Statements of Stockholders' Equity for the years ended December 31, 2001, 2000 and 1999

     Statements of Cash Flow for the years ended December 31, 2001, 2000 and 1999 Notes to Financial Statements

     Condensed Balance Sheet as of September 30, 2002 (unaudited)

     Condensed Statements of Operations for the nine months ended September 30, 2002 and 2001 (unaudited)

     Condensed Statements of Stockholders' Equity for the nine months ended September 30, 2002 (unaudited)

     Condensed Statements of Cash Flows for the nine months ended September 30, 2002 and 2001 (unaudited)

     Notes to Condensed Interim Financial Statements (unaudited)

(b)  The  following  pro  forma  statements  of  Security   National   Financial
     Corporation are included herein:

     Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002 (unaudited)

     Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2002 (unaudited)

     Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2001 (unaudited)

     Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

(c) Exhibits *

     10.1 Coinsurance Agreement between Security National Life and Acadian.

     10.2 Assumption Agreement among Acadian, Acadian Financial Group, Inc., Security National Life and the Company.

     10.3 Asset Purchase Agreement among Acadian, Acadian Financial Group, Inc., Security National Life and the Company.

     * Incorporated by reference from Report on Form 8-K/A, as filed on January 8, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     SECURITY NATIONAL FINANCIAL CORPORATION
                                  (Registrant)



    Date: March 7, 2003                          By:  /s/ Scott M. Quist
                                                      -----------------------
                                                      Scott M. Quist, President

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS











Board of Directors
Gulf National Life Insurance Company

     We have audited the accompanying balance sheets of Gulf National Life Insurance Company as of December 31, 2001 and 2000, and the related statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Gulf National Life Insurance Company as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.




February 15, 2002 except as to
Note 14, which is as of February 28, 2003

                      GULF NATIONAL LIFE INSURANCE COMPANY

                                 BALANCE SHEETS

                                     ASSETS

                                                              December 31,
                                                          2001           2000
INVESTMENTS:
   Certificates of deposit                           $         --     $6,080,557
   Mortgage loans                                              --      4,395,454
   Common and preferred stock                                  --      2,014,135
   Fixed income                                                --     61,653,447
   Collateral loans                                            --        480,736
   Policy loans                                            78,593        128,406
   Assets ceded under reinsurance treaty-
      Acadian Life Insurance Company                   66,892,970             --
   Real estate held for sale or lease,
      at cost less accumulated depreciation of
      $133,371 at December 31, 2000                            --        469,206
                                                      ------------   -----------
                                                       66,971,563     75,221,941
                                                      -----------    -----------
CASH AND CASH EQUIVALENTS                                      --      3,656,556
                                                      ------------   -----------
RECEIVABLES:
   Premiums due and deferred                              100,077        264,297
   Other receivables                                           --         93,303
   Accrued investment income                                   --        996,202
   Receivables from affiliates                                 --          5,371
                                                     ------------    -----------
                                                          100,077      1,359,173
                                                     ------------    -----------
PREPAID EXPENSES                                               --        598,656
                                                     ------------    -----------
PROPERTY AND IMPROVEMENTS:
   Furniture, office equipment
      and automobile                                           --         53,512
   Less accumulated depreciation                               --         43,459
                                                      -----------    -----------
                                                               --         10,053
                                                      -----------    -----------
DEFERRED POLICY ACQUISITION COSTS                       6,624,506      6,576,653
                                                      -----------    -----------
                                                      $73,696,146    $87,423,032
                                                      ===========    ===========



The accompanying notes are an integral part of these financial statements.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                                 BALANCE SHEETS

                      LIABILITIES AND STOCKHOLDERS' EQUITY




                                                            December 31,
                                                        2001            2000
                                                      --------        -------
POLCY BENEFIT RESERVES
   Life insurance                                   $71,549,754     $70,867,396
   Supplementary contracts                              821,111         736,962
                                                    -----------     -----------
                                                     72,370,865      71,604,358
                                                    -----------     -----------
OTHER LIABILITIES
   Policy claims                                        566,344         551,378
   Premiums received in advance                         652,215         672,937
   Policyholder dividends accrued                       106,722         145,507
   Accrued expenses and other liabilities                    --         432,589
   Intercompany                                              --             401
                                                    -----------     -----------
                                                      1,325,281       1,802,812
                                                    -----------     -----------
DEFERRED INCOME TAXES                                        --          85,600
                                                    -----------     -----------
                                                     73,696,146      73,492,770
                                                    -----------     -----------
STOCKHOLDERS' EQUITY
   Common stock, $1 par value,
      5,000,000 shares authorized
      400,000 shares issued and outstanding                  --         400,000
   Additional paid-in capital                                --       3,739,082
   Unrealized gain (loss) on investments                     --         (29,186)
   Retained earnings                                         --       9,820,366
                                                             --      13,930,262
                                                    -----------     -----------
                                                    $73,696,146     $87,423,032
                                                    ===========     ===========


The accompanying notes are an integral part of these financial statements.


                      GULF NATIONAL LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS


                                                   Years Ended December 31,
                                              2001           2000           1999
                                              ----           ----           ----
PREMIUMS EARNED                            $9,195,699      $9,934,777    $12,639,295

PREMIUMS CEDED UNDER
   REINSURANCE  TREATY                     (5,097,423)             --             --
                                           ----------      ----------    -----------
NET PREMIUMS EARNED                         4,098,276       9,934,777     12,639,295

INVESTMENT INCOME                           1,922,566       4,604,210      4,115,073

GAIN (LOSS) ON SALE OF ASSETS                 (88,686)         47,678         (7,138)

MISCELLANEOUS INCOME                           37,503          57,651         94,665
                                           ----------      ----------    -----------
                                            5,969,659      14,644,316     16,841,895
                                           ----------      ----------    -----------
BENEFITS AND EXPENSES:
   Increase in policy benefit reserves      1,152,861       1,158,452      2,768,176
   Benefits, claims and losses              7,283,663       6,839,402      6,756,829
   Policy acquisition costs, net            2,246,998       2,795,265      2,960,409
   General and administrative expenses      2,656,351       3,480,866      3,532,344
   Charitable donations                            --          36,056         51,598
   Interest expense                                --          18,801             --
   Depreciation and amortization                1,667          76,605          5,709
                                           ----------      ----------    -----------
                                           13,341,540      14,405,447     16,075,065

BENEFITS AND EXPENSES CEDED UNDER
   REINSURANCE TREATY                      (6,888,252)             --             --
                                           ----------      ----------    -----------
                                            6,453,288      14,405,447     16,075,065
                                           ----------      ----------    -----------
INCOME (LOSS) BEFORE TAXES                   (483,629)        238,869        766,830

PROVISION (BENEFIT) FOR INCOME
   TAXES                                      (95,000)         81,331        168,714
                                           ----------      ----------    -----------
NET INCOME (LOSS)                           $(388,629)       $157,538       $598,116
                                            =========      ==========    ===========


The accompanying notes are an integral part of these financial statements.


                      GULF NATIONAL LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                Common      Additional Paid-in  Unrealized Gain      Retained
                                                 Stock        Capital         Loss on Investments    Earnings        Total
                                               --------     ----------------- -------------------   ---------      --------
BALANCE, January 1, 1999                       $400,000      $3,738,082          $(189,304)         $9,803,510     $13,753,288

Comprehensive Income:
   Change in unrealized gain (loss)
      on investments                              --              --              169,668              --             169,668
      Net income                                  --              --                 --                598,116        598,116
                                               --------      ----------          --------           ----------    -----------
      Total comprehensive income                  --              --              169,668              598,116        767,784
   Cash dividends to common stockholders          --              --                 --               (520,798)      (520,798)
                                               --------      ----------          --------           ----------    -----------
BALANCE, December 31, 1999                     $400,000      $3,739,082          $(19,636)          $9,880,828    $14,000,274
                                               --------      ----------          --------           ----------    -----------
Comprehensive Income:
   Change in unrealized gain (loss)
      on investments                           $  --      $       --              $(9,550)           $     --         $(9,550)
      Net income                                  --              --                 --               157,538        157,538
      Total comprehensive income                  --              --               (9,550)             157,538        147,988
   Cash dividends to common stockholders          --              --                 --              (218,000)      (218,000)
                                               --------      ----------          --------          ----------    -----------
BALANCE, December 31, 2000                     $400,000      $3,739,082          $(29,186)         $9,820,366    $13,930,262
                                               --------      ----------          --------          ----------    -----------
Comprehensive Income:
   Change in unrealized gain (loss)
      on investments                           $   --      $      --              $29,186    $          --            $29,186
      Net income                                   --             --                --              (388,629)       (388,629)
                                               ---------      ----------          --------          ----------    -----------
      Total comprehensive income                   --             --               29,186            (388,629)       (359,443)

   Cash dividends to common
      stockholders                                 --             --                --              (461,000)       (461,000)
Net assets distributed to parent                (400,000)     (3,739,082)           --            (8,970,737)    (13,109,819)
                                               ---------      ----------          --------        ----------     -----------
BALANCE, December 31, 2001                     $   --     $       --         $      --           $     --       $      --
                                               =========  ==============        ==========       ===========    =============
The accompanying notes are an integral part of these financial statements


                      GULF NATIONAL LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS


                                                              Years Ended December 31,
                                                      2001            2000            1999
                                                      ----            ----            ----
INCREASE (DECREASE) IN CASH AND
   CASH EQUIVALENTS:
   Cash flows from operating activities:
      Cash received from premiums
         and reinsurance treaties,
         net of premiums ceded                     $4,098,276      $9,777,074     $12,651,591
      Cash paid for benefits and expenses,
         net of benefits and expenses ceded        (5,590,899)    (12,652,802)    (12,821,084)
      Investment and miscellaneous income
         received                                   1,959,056       4,547,546       4,316,093
      Interest paid                                   (27,232)        (18,801)             --
      Income taxes paid                              (177,331)        (69,004)             --
                                                   ----------     -----------     ------------
        Net cash provided (used) by operating
               activities                             261,870       1,584,013       4,146,600
                                                   ----------     -----------    ------------
Cash flows from investing activities:
   Proceeds from sales of investments              18,978,529       7,743,527      31,427,606
   Purchases of investments                       (15,995,600)    (11,652,181)    (37,479,492)
   Capital expenditures                                    --              --          (7,480)
                                                   ----------     -----------    ------------
      Net cash provided (used) by investing
          activities                                2,982,929      (3,908,654)     (6,059,366)
                                                   ----------     -----------    ------------
Cash flows from financing activities:
   Dividends paid to stockholders                    (461,000)       (218,000)       (520,798)
   Distributions to parent                         (6,422,900)             --              --
   Increase (decrease) in receivables/
      payables from affiliated entities, net          (17,455)        129,600         (43,794)
                                                   ----------     -----------    ------------
         Net cash used by financing activities     (6,901,355)        (88,400)       (564,592)
                                                   ----------     -----------   ------------
NET DECREASE IN CASH AND
   CASH EQUIVALENTS                                (3,656,556)     (2,413,041)     (2,477,358)

CASH AND CASH EQUIVALENTS,
      beginning of year                             3,656,556       6,069,597       8,546,955
                                                   ----------     -----------    ------------
CASH AND CASH EQUIVALENTS,
      end of year                                 $        --      $3,656,556      $6,069,597
                                                  ===========     ===========    ============


The accompanying notes are an integral part of these financial statements.




                      GULF NATIONAL LIFE INSURANCE COMPANY
                     STATEMENTS OF CASH FLOWS - (Continued)




                                                                     Years Ended December 31,
                                                                2001          2000            1999
                                                                ----          ----            ----
RECONCILIATION OF NET INCOME (LOSS) TO
   NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net income (loss)                                     $(388,629)      $157,538       $598,116
      Adjustments to reconcile net income (loss)
         to net cash provided  by operating activities:
              Depreciation and amortization                     1,667         76,605          5,709
              (Gain) loss on sale of assets                    88,686        (47,678)         7,138
              Deferred income taxes                                --         19,300        113,300
              (Increase) decrease in:
                Receivables and other assets                  257,351       (231,184)        99,213
                Deferred policy acquisition costs             (19,939)       306,041        444,950
              Increase (decrease) in:
                Policy benefit reserves                       480,358      1,158,452      2,768,176
                Accrued expenses and other liabilities       (157,624)       144,939        109,998
                                                             --------     ----------     ----------
         Net cash provided by operating activities           $261,870     $1,584,013     $4,146,600
                                                             ========     ==========     ==========
SUPPLEMENTAL SCHEDULE OF NON-CASH
   INVESTING AND FINANCING ACTIVITIES
         Asset distributions to parent                     $6,686,919        --             --
                                                           ==========     ==========     ==========














The accompanying notes are an integral part of these financial statements.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999


Note 1- Summary of Significant Accounting Policies

Nature of Business

     Gulf National Life Insurance Company (GNLIC or the Company), formerly named Selected Funeral Insurance Company (SFIC), was owned 100% by Gulf Holdings, Inc.
(GHI), an insurance holding company domiciled in the State of Mississippi. GHI was an 87% owned subsidiary of The Gulf Group, Inc., an insurance holding company domiciled in the State of Mississippi. GNLIC wrote funeral insurance policies throughout the State of Mississippi. Effective June 1, 2001, the Mississippi Insurance Department approved an Assumption Reinsurance Treaty in which Acadian Life Insurance Company (Acadian), domiciled in the State of Louisiana, assumed all (100%) of the inforce funeral insurance business of GNLIC. Subsequent to this date but during 2001, GNLIC surrendered its
Mississippi license to write insurance, ceased operations and distributed its net assets to its parent company in a corporate reorganization. (See Note 14).

Method of Accounting

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (GAAP).

Cash and Cash Equivalents

     For purposes of the statements of cash flows, the Company considers cash, money markets, and investments with original maturities of three months or less to be cash and cash equivalents. All other investment securities are classified as investments.

Recognition of Premium Revenue

     The Company was primarily in the funeral insurance business through May 31, 2001. Benefits and expenses associated with premium revenue are recognized over the lives of the contracts through changes in policy reserves and deferred policy acquisitions costs, which are established as policies are placed in force.

     During 2001, 2000, and 1999, the Company earned the following premiums:

                     2001              2000              1999
                     ----              ----              ----

 Life            $9,195,699        $9,934,777        $12,639,295
                 ==========        ==========        ===========

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999


Deferred Policy Acquisition Costs

     The costs of acquiring new business (net of the costs ceded to reinsurers), principally commissions and other direct expenses of issuing new policies, have been deferred. These deferred policy acquisition costs were being amortized in proportion to the ratio of annual premium revenue to the total premium revenue over the life of the policy. The Company considers the impact of product profitability in determining the recoverability of the deferred policy acquisition costs.

Real Estate Held for Sale or Lease

     Real estate held for sale or lease was stated at cost less accumulated depreciation. Real estate acquired in settlement for loans is recorded at the lower of fair market value or loan balance at acquisition. Additional valuation adjustments to real estate were made when the carrying value exceeded fair market value.

Policy Benefit Reserves

     The aggregate reserve for funeral insurance policies has been actuarially determined using primarily the net level premium method based on estimated future investment yield, mortality and withdrawals. Estimated mortality has been established using the 1961 CSI mortality tables and 1965-1970 SOA mortality tables with appropriate modification. Investment yields have been estimated at 6% for three years and 5% thereafter. Withdrawals are estimated based upon the Company's previous experience. The increase in policy benefit reserves is as follows:

                                       2001         2000         1999
                                       ----         ----         ----
In force policies at beginning
of year or issued during the year   $1,152,861   $1,158,452    $2,768,176
                                    ==========   ==========    ==========

Policy Claims

     Policy claims represent the estimated liabilities on claims reported plus provision for claims incurred but not yet reported. The liabilities of unpaid claims are determined using both evaluations of each claim and statistical analysis and represent the estimated ultimate cost of all claims incurred through the end of the year.

Reinsurance Ceded

     Reinsurance premiums ceded, ceding commissions and reinsurance recoveries on losses incurred are deducted from the respective income and expense accounts. For reinsurance with companies other than Acadian, related ceded deferred acquisition costs and policy liabilities are deducted from the asset and liability accounts. For reinsurance with Acadian, such amounts are reflected at gross.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999


Investment Securities

     Management determined the appropriate classification of securities at the time of purchase. All equity securities were classified as available-for-sale and were carried at market value as of December 31, 2000. The Company had the intent and the ability at the time of purchase to hold all debt securities until maturity. Therefore, they were classified as investments held-to-maturity and carried at amortized cost as of that date.

     Realized gains and losses on dispositions were based on the net proceeds and the adjusted book value of the securities sold, using the specific identification method. Unrealized gains and losses on investment securities available for sale were based on the difference between book value and fair value of each security. These gains and losses are credited or charged to stockholders' equity, whereas realized gains and losses were recognized in the Company's operations.

Income Taxes

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Use of Estimates

     In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Impairment of Long-Lived Assets

     The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through undiscounted future cash flows. If it is determined that an impairment loss has occurred based on expected cash flows, such loss is recognized in the statement of operations.

Reclassification

     Certain prior year amounts have been reclassified to conform to the current year presentation.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999


NOTE 2- INVESTMENTS IN SECURITIES

     At December 31, 2000, the Company classified investments with a cost of $2,060,721 and market value of $2,014,135 as available-for-sale securities. This classification resulted in net unrealized losses of $46,586 that are reported as a separate component of stockholders' equity at $29,186, which is net of deferred income taxes of $17,400.

     The balance of the Company's securities was classified as investment securities to be held-to-maturity.

     The   amortized   cost  and   approximate   market   value  of   securities
available-for-sale at December 31, 2000 were:

                                                                     Unrealized         Unrealized        Market
                                                   Cost                 Gains             Losses          Value
                                                  ---------          -----------        ----------       ---------
Equity Securities                                 $2,060,721          $149,288           $195,874        $2,014,135
                                                  ==========          ========           ========        ==========
The carrying amounts and approximate market value of investment securities to be held-to-maturity at December 31, 2000 were:

                                                  Amortized           Unrealized         Unrealized        Market
                                                    Cost                 Gains             Losses           Value
                                                 -----------     ----------------    ---------------     ----------
Certificates of deposit                          $ 6,080,557    $        --          $       --         $ 6,080,557

Public utilities                                   1,255,892            16,185             85,824         1,186,253

U.S. Government                                   28,207,685           634,608            125,709        28,716,584
securities

State and Municipal                               12,179,467           213,586             24,183        12,368,870
securities

Corporate Debt                                    13,243,627           300,534             57,539        13,486,622
securities

Mortgage-backed securities                         6,766,776           127,507             38,663         6,855,620
                                                 -----------        ----------          ---------       -----------

Total                                            $67,734,004        $1,292,420           $331,918       $68,694,506
                                                 ===========        ==========           ========       ===========

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999


The maturities of investment securities and their approximate market value at December 31, 2000, were as follows:

                                                Amortized        Market
                                                  Cost           Value
                                              ------------     -----------
Due in one year or less                       $  8,881,858     $ 8,885,012
Due after one year through five years           29,138,536      29,395,394
Due after five years through ten years          15,404,280      15,835,075
Due after ten years                              6,415,489       6,631,934
Due after twenty years                           1,127,065       1,091,471
Mortgage-backed securities                       6,766,776       6,855,620
                                               -----------      ----------
Total                                          $67,734,004      $68,694,506
                                               ===========      ===========

     There were no sales of available-for-sale securities during 2001. During 2000, gross gains and gross losses included in results of operations resulting from sales of available for sale securities were $112,652 and $1,551, respectively, with sales proceeds of $690,677. During 1999, gross gains and gross losses included in results of operations resulting from sales of available-for-sale securities were $698,657 and $1,298,637, respectively, with sales proceeds of $12,598,742. During 2001, 2000 and 1999, amortized cost and gross realized gains and losses on sales of investment securities classified as held-to-maturity were:

                                2001              2000              1999
                                ----              ----              ----
Amortized cost             $19,067,215         $7,116,273       $18,236,022
                           ===========         ==========       ===========

Gross realized losses     $    289,982         $  112,429       $   133,305
                          ============         ==========       ===========

Gross realized gains      $    201,296         $   49,006       $   726,147
                          ============         ==========       ===========

NOTE 3- MORTGAGE LOANS

     Mortgage loans purchased for investment were recorded at cost, with the related premium or discount being amortized to income using the effective interest method.

     Mortgage loans were comprised of first lien owner occupied properties and commercial land loans. The assets securing these mortgages are generally located throughout Mississippi and Louisiana.

     Included in mortgage loans were certain loans and loan participations with officers, directors, and affiliates. In management's opinion, the terms of these loans were comparable to terms, which would have been given to unrelated entities. At December 31 2000, the balances of these loans were $308,976, with interest rates ranging from 6.00% to 8.25%.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999


NOTE 4- COLLATERAL LOANS

     Loans secured by stock, mortgages on real estate and assets other than real estate were classified as collateral loans and were carried at the lower of cost or fair market value.

NOTE 5- INVESTMENT IN REAL ESTATE

     Real estate investments are valued at the lower of cost or fair market value. Cost is determined by purchase price if purchased, market value if contributed, or loan value (not to exceed market value) if acquired by foreclosure. The Company owns the following real estate:

                                                        December 31,
                                                           2000
Friar House
611 Jackson Avenue
Ocean Springs, MS                                         $602,577
Less: Accumulated depreciation                             133,371
                                                          --------
                                                          $469,206
                                                          ========

NOTE 6-DEFERRED POLICY ACQUISITION COSTS

     The costs of writing an insurance policy, including agents' commissions and other direct expenses of issuing new policies are called policy acquisition costs. These costs are incurred when a policy is issued, but they are deferred and capitalized as an asset. The Company's method of calculating deferred policy acquisition costs for long duration contracts was the factor method.

NOTE 7-REINSURANCE

     At December 31, 2001, the reserves for coverage and premiums in force are stated gross of the deduction for reinsurance with Acadian but net of the deduction for reinsurance with other companies. At December 31, 2000, the reserves for coverage and premiums in force are stated net of the deduction for reinsurance with other companies. A contingent liability exists with respect to reinsurance, which could become a liability of the Company in the event that such reinsurance companies are unable to meet their obligation under the existing reinsurance agreements. As of December 31, 2001 and 2000, the Company had funeral insurance coverage in force of approximately $330,309,000 and $324,509,000, respectively.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 and 1999


NOTE 8- PROVISION FOR INCOME TAXES

 The provision (benefit) for income taxes was comprised of the following:

                           Federal        State        Total
2001:
      Current             $ (95,000)     $   --      $(95,000)
      Deferred                --             --            --
                          ---------      --------    ---------
                           $(95,000)     $   --      $(95,000)
                           ========      ========    ========
2000:
      Current              $137,031      $(75,000)   $   62,031
      Deferred               16,712         2,588        19,300
                           --------      --------    ----------
                           $153,743      $(72,412)   $   81,331
                           ========      ========    ==========
1999:
      Current               $96,414      $(41,000)      $55,414
      Deferred               98,112        15,188       113,300

                           $194,526      $(25,812)     $168,714

     The provision (benefit) for income taxes of $(95,000) for 2001 (effective rate of 19.6%, $81,331 for 2000 (effective rate of 34.1%) and $168,714 for 1999
(effective rate of 22.0%) differs from the expected amounts, computed by applying the U.S. Federal corporate rate of 34% to pretax earnings, as follows:

                                                  2001       2000        1999
                                                --------   ---------  --------
Computed expected tax provision (benefit)      $(164,434) $   81,215 $ 260,722
Increases (decreases) resulting from:
       State income taxes (net of Federal
         income tax benefit                       --        (47,792)   (17,036)
       Small life insurance company
         Federal deduction                       137,362   (101,109)   (40,282)
       Nontaxable investment income              (66,709)  (233,057)  (197,656)
       Nondeductible expenses                      2,767     32,204     27,487
       Adjustments made by taxing
         authority                                 --       248,709      --
       Prior year underaccrual of
         Federal tax                               --        93,915    134,522
       Other, net                                 (3,986)     7,246        957
                                               ---------  ---------  ---------
                                              $  (95,000) $  81,331  $ 168,714
                                              ==========  =========  =========

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 and 1999


NOTE 8- PROVISION FOR INCOME TAXES (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31, 2000 are presented below:

Deferred tax assets:
    AMT credit carry forward                      $    189,000
    Policy reserves                                    981,000
    Unrealized loss on investments                      17,400
                                                  ------------
                                                     1,187,400
                                                  ------------
Deferred tax liabilities:
    Deferred policy acquisition costs                1,273,000
                                                  ------------
Net deferred tax liability                         $   (85,600)
                                                  ============

     The deferred tax assets and liabilities listed above were distributed to the Company's parent in 2001.

     The Tax Reform Act of 1984 (1984 Act) revised the laws affecting taxation of life insurance companies. Special provisions of the 1984 Act include changes in the methods used to compute life insurance reserves and special deductions for life insurance companies. The difference in life insurance reserves at January 1, 1984, as computed under the 1984 Act and as computed under prior law, referred to in the 1984 Act as "the fresh start adjustment", is not required to be included in taxable income until distributed to the stockholders. At December 31, 2000, the Company had aggregate undistributed earnings of approximately $200,000 associated with the fresh start adjustment for which no deferred income taxes were provided.

     The Internal Revenue Service (IRS) and State of Mississippi (State) have examined the corporate income tax returns of the Company for the year ended December 31, 1996, and both taxing authorities have made additional income tax assessments for 1996. The IRS and state did not agree with the income tax reporting position the Company took with respect to a portion of the proceeds received in settlement of litigation involving the Company. The Company did not agree with these additional tax assessments and actively contested such assessments. In November 2000, the Company settled those issues with the IRS for the year ended December 31, 1996 in the amount of $76,132 including interest. In March 2001, the Company settled with the State of Mississippi for $84,563, including interest.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



NOTE 9- COMMITMENTS AND CONTINGENCIES

     The Company leases office space under a non-cancelable annual operating lease. Rental payments under noncancelable operating leases for the years ended December 31, 2001 2000 and 1999 were approximately $82,000, 138,000 and $144,000, respectively.

     The Company has committed no reserves to cover any contingent liabilities.

     In the ordinary course of business, the Company and its management have been named the defendants in certain lawsuits that are pending. In the opinion of management, based on advice from legal counsel, the ultimate outcome of the suits pending will not have a material adverse effect on the financial position of the Company.

NOTE 10- TRANSACTIONS WITH AFFILIATES

     The  Company  had  various  transactions  with  affiliated  entities.   The
following is a summary of income and expenses with these parties for the year ended December 31:

                             Company              Relationship         2001       2000       1999
Income:                      -------              ------------         -----     ------      ------
  Interest Income          The Gulf Group, Inc.    Affiliate        $   --       $  --      $217,606
  Management fees          Various                 Various          $  32,750    $ 90,600   $ 90,606
  Rental Income            Various                 Various          $   --       $ 72,116   $ 66,000

Expenses:
  Rent                     Various                 Various          $  75,845    $217,453   $222,575
  Management fees          Various                 Parent           $ 217,750    $444,000   $374,000

     The Company and affiliated entities shared common management, accounting personnel, and computer equipment and office space. Management of the Company and its affiliates have systematically allocated these common expenses.

NOTE 11- RETIREMENT PLAN

     The Company provided for retirement benefits for its employees through a qualified 401(k) plan. The Company matches 25% of each employee's annual contributions subject to a maximum matching 12% of the contributing employee's salary. The Company contributed $17,775 and $16,350 in matching funds in 2000 and 1999, respectively. In addition, the Company made contributions of $35,628 and $36,681 in 2000 and 1999, respectively, which were allocated to employees on a pro rata basis based on their annual compensation. These amounts were classified in general and administrative expenses in the accompanying statements of operations.

                      GULF NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999


NOTE 12- CONCENTRATION OF CREDIT

     The Company sold its funeral insurance products to individuals residing in the State of Mississippi. The Company performed ongoing credit evaluations and generally did not require collateral on accounts receivable. The Company reviewed the collectibility of its accounts receivable for potential losses, which, historically, have been minimal.

     The Company maintained its cash accounts primarily with banks. The total cash balances were insured by the FDIC up to $100,000 per bank. The Company had cash balances on deposit that exceeded the balance insured by the FDIC at December 31, 2000.

NOTE 13-INVESTMENT AGENCY AGREEMENTS

     In connection with the issuance in 1989 and 1990 of group life insurance policies to certain funeral home trust accounts, the Company entered into investment agency agreements with various financial institutions that were acting as trustees of the funeral home trusts. The trusts directed the trustees to invest the trust funds in life insurance policies on the lives of the individuals who had delivered cash to the funeral home trusts to pre-pay their funeral expenses. The investment agency agreements provide that the Company will maintain investment balances with the financial institutions in an amount equal to the amount of premiums received and dividends paid on the insurance policies issued by the Company to the trustee for the benefit of the various individuals who had delivered funds to the funeral home trusts. The investment agency agreements also provide that in the event the Company was placed in the liquidation, the financial institutions would deliver the funds in the investment accounts as directed by the order of a court of competent jurisdiction. Either party upon thirty days written notice may terminate these agreements.

     In connection with the issuance in 1998 and 1999 of group life insurance policies to certain funeral home trusts, the Company entered into an agency agreement with the funeral home and agreed, for a period of five years, to invest the premium payments received from the trusts with a financial institution selected by the funeral home trusts. The Company agreed that during this period, it would withdraw from these funds only amounts equal to the claims paid by the Company on the policies issued to the trusts. Income earned on the investments is not subject to any withdrawal limitations. Either party upon thirty days written notice may terminate these agreements.

     The investment agency agreements discussed above, as well as the funeral home trust cash accounts, were ceded to Acadian in the Assumption Reinsurance Treaty as of June 1, 2001.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



NOTE 14 - FINANCIAL STATEMENT PRESENTATION

     As a result of the Assumption Reinsurance Treaty between GNLIC and Acadian (See Note 1), the accompanying financial statements include the funeral insurance activity from operations of GNLIC for the period January 1, 2001 through May 31, 2001. The accompanying financial statements also include the results of funeral insurance activity from operations for the premiums earned and the benefits and expenses ceded under the Assumption Reinsurance Treaty with Acadian, for the period June 1, 2001 through December 31, 2001. The accompanying balance sheet at December 31, 2001 presents the assets and policyholder obligations ceded to Acadian under the Assumption Reinsurance Treaty.

                      GULF NATIONAL LIFE INSURANCE COMPANY

                       CONDENSED BALANCE SHEET (UNAUDITED)
                               September 30, 2002


                                     ASSETS




INVESTMENTS:
   Policy loans                                                 $    76,912
   Assets ceded under reinsurance
      Treaty - Security National Insurance Company               67,422,824
                                                                 67,499,736
                                                                -----------
CASH AND CASH EQUIVALENTS                                             --
                                                                -----------
RECEIVABLES:
   Premiums due and deferred                                        104,352

DEFERRED POLICY ACQUISITION COSTS                                 6,190,975
                                                                -----------
      Total assets                                              $73,795,063
                                                                ===========



The accompanying notes are an integral part of these financial statements.

                      GULF NATIONAL LIFE INSURANCE COMPANY

                       CONDENSED BALANCE SHEET (Unaudited)

                               SEPTEMBER 30, 2002

                      LIABILITIES AND STOCKHOLDERS' EQUITY


POLICY BENEFIT RESERVES:
   Life Insurance                                     $71,669,830
   Supplementary Contracts                                813,376
                                                      -----------
                                                       72,483,206
                                                      -----------
OTHER LIABILITIES
   Policy claims                                          558,853
   Premiums received in advance                           674,704
   Policyholder dividends accrued                          78,300
                                                      -----------
                                                        1,311,857
                                                      -----------
                                                            --
                                                      -----------
STOCKHOLDERS' EQUITY                                        --
                                                      -----------
                                                      $73,795,063
                                                      ===========




















The accompanying notes are an integral part of these financial statements.

                      GULF NATIONAL LIFE INSURANCE COMPANY
                 CONDENSED STATEMENTS OF OPERATIONS (Unaudited)


                                                           Nine Months Ended
                                                             September 30,
                                                       2002              2001
                                                   ----------        ----------
PREMIUMS EARNED                                    $6,712,943        $7,559,570

PREMIUMS CEDED UNDER REINSURANCE
   TREATY                                          (6,712,943)       (3,461,294)
                                                  -----------       -----------
NET PREMIUMS EARNED                                        --         4,098,276

INVESTMENT INCOME                                          --         1,922,566

GAIN (LOSS) ON SALE OF ASSETS                              --           (88,686)

MISCELLANEOUS INCOME                                       --            37,503
                                                  -----------        ----------
                                                           --         5,969,659
                                                  -----------        ----------
BENEFITS AND EXPENSES:
   Increase in policy benefit reserves                112,341         1,334,017
   Benefits, claims and losses                      5,319,249         5,763,716
   Policy acquisition costs, net                    2,186,090         1,411,195
   General and administrative expenses              1,401,375         2,157,594
                                                  -----------       -----------
                                                    9,019,055        10,666,522
                                                  -----------       -----------
BENEFITS AND EXPENSES CEDED UNDER
   REINSURANCE TREATY                              (9,019,055)       (4,213,234)
                                                  -----------       -----------
                                                           --         6,453,288
                                                  -----------       -----------
INCOME (LOSS) BEFORE TAXES                                 --          (483,629)

   PROVISION (BENEFIT) FOR
   INCOME TAXES                                            --           (95,000)
                                                  -----------        ----------
NET INCOME (LOSS)                                 $        --         $(388,629)
                                                  ===========        ==========





The accompanying notes are an integral part of these financial statements.

                      GULF NATIONAL LIFE INSURANCE COMPANY

            CONDENSED STATEMENTS OF STOCKHOLDERS' EQUITY (UNAUDITED)
                      NINE MONTHS ENDED SEPTEMBER 30, 2002


                                                                   Total
                                                           Stockholders' Equity
                                                           --------------------
      BALANCE, December 31, 2001                              $    --
                                                              ----------

      BALANCE, September 30, 2002                             $    --
                                                              ==========























The accompanying notes are an integral part of these financial statements

                      GULF NATIONAL LIFE INSURANCE COMPANY

                 CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                          Nine Months Ended
                                                            September 30,
                                                         2002         2001
                                                       --------     --------
INCREASE (DECREASE) IN CASH AND
   CASH EQUIVALENTS:
   Cash flows from operating activities:
      Cash received from premiums and reinsurance
         treaties                                      $6,731,156   $4,098,276
      Premiums ceded                                   (6,731,156)      --
      Cash paid for benefits and expenses              (8,942,627)  (5,590,899)
      Benefits and expenses ceded                       8,942,627       --
      Investment and miscellaneous income received          --       1,959,056
      Interest paid                                         --         (27,232)
      Income taxes paid                                     --        (177,331)
                                                       ----------   ----------
         Net cash provided by operating activities          --         261,870
                                                       ----------   ----------
Cash flows from investing activities:
   Proceeds from sales of investments                       --      18,978,529
   Purchases of investments                                 --     (15,995,600)
                                                       ----------  -----------
      Net cash provided by investing activities             --       2,982,929
                                                       ----------  -----------
Cash flows from financing activities:
   Dividends paid to stockholders                           --        (461,000)
   Distributions to parent                                  --      (6,422,900)
   Increase (decrease) in receivables/
      payables from affiliated entities, net                --         (17,455)
                                                       -----------  ----------
         Net cash used by financing activities              --      (6,901,355)
                                                       ----------- -----------
NET DECREASE IN CASH AND
   CASH EQUIVALENTS                                         --      (3,656,556)

CASH AND CASH EQUIVALENTS,
   beginning of year                                        --       3,656,556
                                                       ----------  -----------
CASH AND CASH EQUIVALENTS,
   end of year                                         $    --     $   --
                                                       =========== ===========








The accompanying notes are an integral part of these financial statements

                      GULF NATIONAL LIFE INSURANCE COMPANY
           CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED) - Continued


                                                      Nine Months Ended
                                                        September 30,
                                                  2002                   2001
                                                 ------                -------

RECONCILIATION OF NET INCOME (LOSS) TO
   NET CASH PROVIDED BY OPERATION ACTIVITIES:
      Net income (loss)                           $   --            $(388,629)
      Adjustments to reconcile net income (loss)
      to net cash provided by
         operating activities:
         Depreciation and amortization                --               1,667
         Loss on sale of assets                       --              88,686
         (Increase) decrease in:
         Receivables and other assets             (532,448)          257,351
         Deferred acquisition costs                433,531           (19,939)
      Increase (decrease) in:
         Policy benefit reserves                   112,341           480,358
         Accrued expenses and other liabilities    (13,424)         (157,624)

         Net cash provided by
          operating activities                    $   --            $261,870
                                                  ----------       ---------
SUPPLEMENTAL SCHEDULE OF NON-CASH
      INVESTING AND FINANCING ACTIVITIES:
         Asset distributions to parent            $   --          $6.686,919
                                                  ===========     ==========

The accompanying notes are an integral part of these financial statements.

                      GULF NATIONAL LIFE INSURANCE COMPANY
            NOTES TO UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS


Note 1) Gulf National Life Insurance Company (GNLIC or the Company), formerly named Selected Funeral Insurance Company (SFIC), was owned 100% by Gulf
Holdings, INC. (GHI), an insurance holding company domiciled in the State of Mississippi. GHI was an 87% owned subsidiary of The Gulf Group, Inc., an insurance holding company domiciled in the State of Mississippi. GNLIC wrote funeral insurance business throughout the State of Mississippi. The accompanying unaudited interim financial statements for the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. However, these financial statements reflect all adjustment which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. The operating results are not indicative of the results which might be expected for a twelve-month period. Footnote disclosures which would substantially duplicate the footnotes included in the 2001 audited financial statements have been omitted. Please refer to the footnotes of the 2001 financial statements included elsewhere herein.

Note 2) Effective June 1, 2001, the Mississippi Insurance Department approved an Assumption Reinsurance Treaty in which Acadian Life Insurance Company (Acadian), domiciled in the State of Louisiana, assumed all (100%) of the inforce business of GNLIC. Subsequent to this date but during 2001, GNLIC surrendered its Mississippi license to write insurance, ceased operations and distributed its net assets to its parent company.

     As a result of the Assumption Reinsurance Treaty between GNLIC and Acadian, the accompanying financial statements include the funeral insurance activity from operations of GNLIC for the period January 1, 2001 through May 31, 2001. The accompanying financial statements also include the results of funeral insurance activity from operations for the premiums earned and the benefits and expenses ceded under the Assumption Reinsurance Treaty with Acadian for the period June 1, 2001 through September 30, 2001. The accompanying balance sheet at September 30, 2002 represents the assets and policyholder obligations ceded to Security National Life Insurance Company ("Security National Life") under the Assumption Reinsurance Treaty (See Note 3).

Note 3) On December 23, 2002, Security National Life entered into a Coinsurance and Assumption Agreement with Acadian, wherein Security National Life has assumed 100% of Acadian's industrial and ordinary life policies in force in the State of Mississippi, approximately 275,000 policies. The Coinsurance Agreement is effective as of September 30, 2002 and the Assumption Agreement was effective as of January 1, 2003. The Coinsurance and Assumption Agreements have been approved by the Mississippi Insurance Department and Security National Life was granted its Mississippi license on January 1, 2003.

                      GULF NATIONAL LIFE INSURANCE COMPANY
      NOTES TO UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)


Note 4)  Recent Accounting Pronouncements

     In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets". Under SFAS No. 142, amortization of goodwill is precluded, however, its recoverability must be periodically (at least annually) reviewed and tested for impairment. Goodwill must be tested at the reporting unit level for impairment in the year of adoption, including an initial test performed within six months of adoption. If the initial test indicates a potential impairment, then a more detailed analysis to determine the extent of impairment must be completed within twelve months of adoption. SFAS No.-142 also requires that useful lives for intangibles other than goodwill be reassessed and remaining amortization periods be adjusted accordingly. The adoption of SFAS No. 142 did not have a material impact on the Company's financial condition or results of operations.

In August 2001, the FASB issued SFAS No.-144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No.-144 establishes an accounting model for long-lived assets to be disposed of by sale that applies to all long-lived assets, including discontinued operations. SFAS No. 144 requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. The provisions of SFAS No. 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. Adoption of SFAS No. 144 did not have a material impact on the Company's financial condition or results of operations.

In April 2002, FASB
issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". Under historical guidance, all gains and losses resulting from the extinguishment of debt were required to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS No. 145 rescinds that guidance and requires that gains and losses from extinguishments of debt be classified as extraordinary items only if they are both unusual and infrequent in occurrence. SFAS No. 145 also amends SFAS No. 13, "Accounting for Leases" for the required accounting treatment of certain lease modifications that have economic effects similar to sale-leaseback transactions. SFAS No. 145 requires that those lease modifications be accounted for in the same manner as sale-leaseback transactions. The provisions of SFAS No. 145 related to SFAS No. 13 are effective for transactions occurring after May 15, 2002. Adoption of the provisions of SFAS No. 145 related to SFAS No. 13 did not have a material impact on the Company's financial condition or results of operations.

In June 2002, the
FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between SFAS No. 146 and Issue 94-3 is that SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. SFAS No. 146 is effective for exit or disposal activities after December 31, 2002. Based upon a preliminary review, adoption of SFAS No. 146 would not have a material impact on the Company's financial condition or results of operations.

                      GULF NATIONAL LIFE INSURANCE COMPANY
      NOTES TO UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)


     In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires certain guarantees to be recorded at fair value and also requires a guarantor to make new disclosures, even when the likelihood of making payments under the guarantee is remote. In general, the Interpretation applies to contracts or indemnification agreements that contingently require the guarantor to make payments to the guaranteed party based on changes in an underlying that is related to an asset, liability, or an equity security of the guaranteed party. The recognition provisions of FIN 45 are effective on a prospective basis for guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim and annual periods ending after December 15, 2002. See disclosures in Note 2(h), "Other Investment and Risk Management Activities - Specific Strategies". Based upon a preliminary review, adoption of SFAS No. 146 would not have a material impact on the Company's financial condition or results of operations.


     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure and Amendment to FASB No. 123", which provides three optional transition methods for entities that decide to voluntarily adopt the fair value recognition principles of SFAS No. 123,
"Accounting for Stock Issued to Employees", and modifies the disclosure requirements of that Statement. Under the prospective method, stock-based compensation expense is recognized for awards granted after the beginning of the fiscal year in which the change is made. The modified prospective method recognizes stock-based compensation expense related to new and unvested awards in the year of change equal to that which would have been recognized had SFAS No. 123 been adopted as of its effective date, fiscal years beginning after December 15, 1994. The retrospective restatement method recognizes stock compensation costs for the year of change and restates financial statements for all prior periods presented as though the fair value recognition provisions of SFAS No. 123 had been adopted as of its effective date. Based on a preliminary review, adoption of SFAS 148 would not have a material effect on the financial condition or results of operations of the Company.


     In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires an enterprise to assess if consolidation of an entity is appropriate based upon its variable economic interests in a variable interest entity (VIE). The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. A VIE is an entity in which the equity investors do not have the characteristics of a

                      GULF NATIONAL LIFE INSURANCE COMPANY
      NOTES TO UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)


controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. A direct or indirect ability to make decisions that significantly affect the results of the activities of a VIE is a strong indication that an enterprise has one or both of the characteristics that would require consolidation of the VIE.

     FIN 46 is effective for new VIE's established subsequent to January 31, 2003 and for existing VIE's as of July 1, 2003. Based upon a preliminary review, the adoption of FIN 46 would not have a material impact on the Company's financial condition or results of operations as there were no material VIE's identified which would require consolidation. FIN 46 further requires the disclosure of certain information related to VIE's in which the Company holds a significant variable interest. The Company does not believe that it owns any such interests that require disclosure at this time.

Item 7 (b) Pro Forma Financial Information

     The accompanying unaudited pro forma condensed financial statements give effect to the acquisition of the funeral insurance business of Gulf National Life Insurance Company (Gulf National) assumed from Acadian Life Insurance Company by Security National Life Insurance Company. The adjustments to the pro forma condensed balance sheets assume that the acquisition took place on September 30, 2002, while the adjustments to the pro forma condensed consolidated statements of income assume that the acquisition was consummated on the first day of the year ended December 31, 2001. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to pro forma condensed financial statements.

     The pro forma information for Security National Financial Corporation was taken from the Form 10-Q and Form 10-K as filed with the Securities and Exchange Commission for the third quarter ended September 30, 2002, and year ended December 31, 2001. The pro forma information for Gulf National is obtained from the financial statements presented elsewhere in this Form 8-K filing. The pro forma condensed financial statements are presented for illustrative purposes only and should be read in conjunction with the financial statements referred to in the two preceding sentences.

     The pro forma condensed financial statements are not necessarily indicative of the results that actually would have occurred if the acquisition had been in effect as of and for the period presented or that may be achieved in period subsequent to the acquisition.


            SECURITY NATIONAL FINANCIAL CORPORATION AND SUBSIDIARIES
 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002 (Unaudited ) (in thousands)

                                            Security National Gulf National Life
                                                Financial       Insurance            Pro Forma          Pro Forma
                                              Corporation       Company             Adjustments       Consolidation
Fixed maturities held to
    maturity at amortized cost                  $24,808   $       --                 $8,509  (b)         $33,317
Securities available for sale at Market          20,671           --                   --                 20,671
Mortgage loans                                   16,536           --                   --                 16,536
Real estate                                       9,593           --                   --                  9,593
Other invested assets                            13,328           77                   --                 13,405
                                                -------    ----------              --------             --------
    Total investments                            84,936           77                  8,509               93,522
Cash                                             20,259           --                 66,475   (e)         85,479
                                                     --           --                 (1,255)  (a)           --
                                                -------    ----------              --------             --------
Receivables, net                                 57,722          104                     45   (h)         57,871
Land and improvements                             8,080           --                    --                 8,080
Deferred acquisition costs and
    cost of insurance acquired                   22,569        6,191                  (6,191) (c)         31,351
                                                                                       8,782  (c)           --
Property, plant and equipment, net               11,056           --                    --                11,056
Other assets                                     15,199           --                    --                15,199
Assets ceded under reinsurance treaty-SNLIC          --       67,423                 (67,423) (d)           --
                                                -------    ----------               --------           ---------
    Total assets                               $219,821      $73,795                  $8,942            $302,558
                                               ========    =========               =========           =========
Policyholder obligations                       $142,014      $72,483             $      --              $214,497
Bank loans payable                                7,389           --                   9,000  (a)         16,389
Notes and contracts payable                       3,236           --                    --                 3,236
Deferred pre-need cemetery and
    funeral contract revenue                      9,719           --                    --                 9,719
Other liabilities                                20,799        1,312                    500   (f)         22,053
                                                     --           --                   (558)  (g)            --
                                                -------    ----------               --------           ---------
    Total liabilities                           183,157       73,795                  8,942              265,894
                                                -------    ----------               --------           ---------
Minority interest                                 4,299           --                    --                 4,299
                                                -------    ----------               --------           ---------
Common stock                                     11,950           --                    --                11,950
Paid in capital                                  10,168           --                    --                10,168
Accumulated other comprehensive
    income, net of deferred taxes                 1,038           --                    --                 1,038
Retained earnings                                12,533           --                    --                12,533
Treasury stock at cost                           (3,324)          --                    --                (3,324)
                                                -------    ----------               --------           ---------
    Total stockholders' equity                   32,365           --                    --                32,365
                                               --------     ---------               -------            ---------
Total liabilities and stockholders' equity     $219,821      $73,795                 $8,942             $302,558
                                               ========     ========                =======            =========

     See notes to pro forma condensed consolidated financial statements.


SECURITY  NATIONAL  FINANCIAL  CORPORATION AND  SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Nine Months Ended September 20, 2002 (In Thousands)

                                           Security        Gulf
                                           National    National Life
                                          Financial     Insurance       Pro Forma          Pro Forma
                                         Corporation     Company       Adjustments       Consolidation
Revenues:
Premiums                                   $10,320      $6,713$            --              $17,033
Premiums ceded under reinsurance treaty                 (6,713)         6,713   (l)          --
Investment income                            8,504          --            (61)  (j)         11,764
                                                                        3,321   (i)           --
Realized gains (losses)                        746          --            --                   746
Mortuary and cemetery income                 8,411          --            --                 8,411
Mortgage fee income                         34,829          --            --                34,829
Other                                          415          --            --                   415
                                           -------     --------      --------            ---------
    Total revenues                          63,225          --          9,973               73,198
                                           -------     --------      --------            ---------
Benefit and expenses:
Death and policy benefits                    5,741       5,319            --                11,060
Increase in future policy benefits           3,629         112           --                  3,741
Amortization of DPAC                         2,334       2,186           (859)  (k)          4,113
                                                                          452   (k)           --
General and administrative expenses         45,183       1,402           (277)  (m)         46,308
Interest expense                             1,014          --            268   (h)          1,282
Cost of goods and services of
    mortuaries and cemeteries                1,972          --            --                 1,972
Benefits and expenses ceded under
    reinsurance treaty                          --       9,019          9,019   (l)            --
                                           -------     --------      --------            ---------
    Total benefits and expenses             59,873          --          8,603               68,476
                                           -------     --------      --------            ---------
Earnings before income taxes                 3,352          --          1,370                4,722
Income taxes                                  (826)         --           (315)  (n)         (1,141)
Minority interest                               18          --            --                    18
                                           -------     --------      --------            ---------
Net income                                  $2,544    $     --         $1,055               $3,599
                                            ======    =========        ======              =======

     See notes to pro forma condensed consolidated financial statements.


SECURITY NATIONAL FINANCIAL CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Twelve Months Ended December 31, 2001
(In Thousands)

                                              Security            Gulf
                                               National        National Life
                                              Financial         Insurance              Pro Forma            Pro Forma
                                             Corporation         Company              Adjustments         Consolidation
Revenues:
Premiums                                       $13,151           $ 9,196              $        --            $22,347
Premiums ceded under reinsurance treaty          --               (5,098)                 5,098  (i)          --
Investment income                               12,947             1,923                    (82) (j)          17,371
                                                     --             --                    2,583  (i)           --
Realized gains (losses)                             10               (89)                  --                    (79)
Mortuary and cemetery income                    10,603              --                     --                 10,603
Mortgage fee income                             40,086              --                     --                 40,086
Other                                              152                38                   --                    190
                                              --------        ----------              -----------          ---------
    Total revenues                              76,949             5,970                  7,599               90,518
                                              --------        ----------              -----------          ---------
Benefit and expenses:
Death and policy benefits                        6,822             7,284                   --                 14,106
Increase in future policy benefits               4,953             1,153                   --                  6,106
Amortization of DPAC                             3,870             2,247                   (391)  (k)          6,329
                                                   --                --                     603   (k)           --
General and administrative expenses             52,247             2,658                 (1,158)  (m)         53,747
Interest expense                                 2,791              --                      357   (h)          3,148
Cost of goods and services of
    mortuaries and cemeteries                    2,494              --                      --                 2,494
Benefits and expense ceded under
    reinsurance treaty                            --              (6,888)                  6,888   (l)          --
                                              --------        ----------              -----------          ---------
    Total benefits and expenses                 73,177             6,454                   6,299              85,930
                                              --------        ----------              -----------          ---------
Earnings before income taxes                     3,772              (484)                  1,300               4,588
Income taxes                                      (913)               95                    (299)  (n)        (1,117)
Minority interest                                  (18)             --                       --                  (18)
                                              --------        ----------              -----------          ---------
Net income                                    $  2,841        $     (389)             $    1,001           $   3,453
                                              ========


See notes to pro forma condensed consolidated financial statements

                     SECURITY NATIONAL FINANCIAL CORPORATION
                                AND SUBSIDIARIES
                          Notes to Pro Forma Condensed
                        Consolidated Financial Statements
                                   (Unaudited)


Note 1.           Basis of Presentation

     The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for pro forma financial information and with the instructions to Form 8-K and Article II of Regulation S-X. The acquisition will be accounted for as a purchase by Security National. The pro forma adjustments presented are estimates as of the periods presented and do not necessarily reflect the actual amounts that will be booked on the actual purchase date and subsequent adjustments required for an appropriate pro forma presentation have been included.

     On December 23, 2002, Security National Insurance Company (Security National Life) entered into a Coinsurance and Assumption Agreement with Acadian Life Insurance Company, wherein Security National Life has assumed 100% of Acadian's funeral insurance policies in force in the State of Mississippi, approximately 275,000 policies. The assets were originally acquired by Acadian from Gulf National Life Insurance Company ("GNLIC") on June 6, 2001, consisting of all of GNIC's insurance policies in force and in effect on June 1, 2001. The Coinsurance Agreement is effective as of September 30, 2002 and the Assumption Agreement was effective as of January 1, 2003. The Coinsurance and Assumption Agreements have been approved by the Mississippi Insurance Department and Security National Life was granted its Mississippi license on January 1, 2003.

Note 2.           Pro Forma Adjustments

The following pro forma adjustments are made to the unaudited condensed consolidated balanced sheet as if the acquisition and related transactions occurred September 30, 2002. Reference numbers correspond to those on the statement.

     a. To reflect the decrease of $1,254,803 in cash and the borrowing of $9,000,000 to acquire the business of the Company.

     b. To reflect the market value of fixed maturities received from Acadian Life.

     c. To eliminate the Company's historical deferred policy acquisition costs and establish a new asset representing the value of future profits on the insurance contracts acquired.

     d. To eliminate the assets ceded under the reinsurance treaty with Security National Life.

     e.   To reflect the value of cash received from Acadian.

     f.   To reflect the accrual of acquisition costs.


     g.   To eliminate the IBNR which was not ceded until January 1, 2003.

The following pro forma adjustments are made to the unaudited condensed consolidated statements of income as if the Company's acquisition and related transactions occurred at the beginning of the periods presented. Reference numbers correspond to those presented on the statements.

     h. To reflect Security National's interest expense on the $9,000,000 borrowed to partially finance the Company acquisition.

     i.   To reflect the interest earned on assets acquired.

     j. To reflect investment income lost on the $1,254,803 cash paid by Security National for acquisition of the Company.

     k. To eliminate the Company's amortization of deferred policy acquisition costs and reflect the amortization of the new cost of insurance acquired established by Security National.

     l.   To  eliminate  the  premiums,   benefits  and  expenses   ceded  under
          reinsurance treaty.

     m. To reflect decreases in operating expenses due to the consolidation of administrative functions.

     n.   To reflect the tax effect for the pro forma adjustments.